                                                                  EXHIBIT 10.12

NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE HEREUNDER HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES, OR DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT OR UNLESS SOLD IN FULL COMPLIANCE WITH RULE 144 UNDER THE ACT.

THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS WARRANT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA OR ANY OTHER STATE AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SUCH SECURITIES IS EXEMPT FROM QUALIFICATION BY
SECTION 25110, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE OR SUCH PROVISIONS OF THE CORPORATIONS CODE OF ANY SUCH OTHER STATE. THE RIGHTS OF THE HOLDER OF THIS WARRANT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

THIS WARRANT IS NOT TRANSFERABLE OR ASSIGNABLE IN ANY MANNER AND NO INTEREST IN THIS WARRANT MAY BE PLEDGED OR OTHERWISE ENCUMBERED BY FSC CORP. WITHOUT THE EXPRESS WRITTEN CONSENT OF THE COMPANY, WHICH MAY BE GIVEN OR WITHHELD BY THE COMPANY IN ITS SOLE DISCRETION.

                                                            Warrant to Purchase
                                                         up to 45,000 Shares of
                                                       Series D Preferred Stock
                                                        (Subject to Adjustment)

                             RUBIO'S RESTAURANTS, INC.

                     SERIES D PREFERRED STOCK PURCHASE WARRANT

                                    May 11, 1998

          RUBIO'S RESTAURANTS, INC., a Delaware corporation (the "COMPANY"), hereby certifies that for value received, FSC Corp., a Massachusetts securities holding corporation ("FSC CORP.") is entitled, subject to the terms and conditions set forth below to purchase from the Company shares of Series D Preferred Stock of the Company, subject to adjustment as provided herein.

          As used herein the following terms shall have the following respective meanings:

          (a) The term "COMMON STOCK" shall mean the Common Stock of the Company, and any other securities or property of the Company or of any other person (corporate or otherwise) which FSC Corp. at any time shall be entitled to receive upon the conversion of the Preferred Stock issuable upon the exercise of this Warrant in lieu of or in addition to such Common Stock, or which at any time shall be issuable in exchange for or in replacement of such Common Stock.

          (b) The term "SERIES D PREFERRED STOCK" shall mean the Series D Preferred Stock of the Company, and any other securities or property of the Company or of any other person (corporate or otherwise) which FSC Corp. at any time shall be entitled to receive upon the exercise of this Warrant in lieu of or in addition to such Series D Preferred Stock, or which at any time shall be issuable in exchange for or in replacement of such Series D Preferred Stock.

          (c) The term "WARRANT SHARES" shall mean the shares of Series D Preferred Stock issuable upon the exercise of this Warrant.

          1. LOAN AGREEMENT. This Warrant is issued in connection with that certain Revolving Credit and Term Loan Agreement dated May 11, 1998 (the "Loan Agreement") by and between the Company and BankBoston, N.A., a national banking association.

          2. EXERCISE OF WARRANT. The terms and conditions upon which this Warrant may be exercised, and the Series D Preferred Stock covered hereby may be purchased, are as follows:

          2.1 TERM. Subject to the terms hereof, this Warrant may be exercised at any time after the date hereof, or from time to time, in whole or in part; provided, however, that in no event may this Warrant be exercised later than 5:00 p.m. (Pacific Time) on the earlier of (i) the business day immediately preceding the date of the closing of an acquisition of all or substantially all of the Company's outstanding stock or assets by an unrelated entity, by merger or otherwise (an "Acquisition") or (ii) December 31, 2002 (the "EXPIRATION DATE"). The Exercise Price and the number of shares of Series D Preferred Stock of the Company issuable upon exercise of this Warrant are subject to adjustment as provided in Section 4 below. The Company shall notify FSC Corp. in writing, in accordance with the notice requirements of Section 9.3 of this Warrant, at least 20 days prior to the occurrence of the events described in sections (i) and (ii) above. If the Company sends such notice less than 20 days prior to the occurrence of such events, FSC Corp.'s right to exercise this Warrant shall be extended for a period of 20 days after the date of notice, after which time FSC Corp.'s rights under this Warrant shall terminate.

          2.2 NUMBER OF SHARES. This Warrant may be exercised for the number of shares of Series D Preferred Stock set forth below.

               2.2.1 CLOSING OF LOAN AGREEMENT. Upon the closing of the Loan Agreement, this Warrant will be exercisable for 25,000 shares of Series D Preferred Stock.

               2.2.2 $5,000,001 BORROWED UNDER LOAN AGREEMENT. In the event that the Company borrows an aggregate of at least $5,000,001 under the Loan Agreement, then this Warrant will be exercisable for an additional 10,000 shares of Series D Preferred Stock (the "5M Shares") in excess of the Warrant Shares referenced in Sections 2.2.1

               2.2.3 $7,500,001 BORROWED UNDER LOAN AGREEMENT. In the event that the Company borrows an aggregate of at least $7,500,001 or more under the Loan Agreement, then this Warrant will be exercisable for an additional 10,000 shares of Series D Preferred Stock (the "7.5M Shares") in excess of the Warrant Shares referenced in Sections 2.2.1 and 2.2.2.

          2.3 PURCHASE PRICE. The per share purchase price for the shares of stock to be issued upon exercise of this Warrant (the "Exercise Price") shall be $7.19454, subject to adjustment as provided herein; PROVIDED, HOWEVER, in the event that the Company's EBITDA for the fiscal year ending December 27, 1998 is greater than or equal to $3,176,000, the Exercise Price for the 5M Shares and 7.5M Shares, if any, to be issued upon exercise of this Warrant shall be $10.00 per share, subject to adjustment as provided herein.

     3.   METHOD OF EXERCISE.

          3.1 EXERCISE OF WARRANT; PARTIAL EXERCISE. This Warrant may be exercised in full or in part by FSC Corp. by surrender of this Warrant, together with the form of subscription attached hereto as EXHIBIT A duly executed by FSC Corp., to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, of the Exercise Price of the Warrant Shares to be purchased hereunder. For any partial exercise hereof, FSC Corp. shall designate in a subscription in the form of EXHIBIT A attached hereto delivered to the Company the number of Warrant Shares that it wishes to purchase. On any such partial exercise, the Company at its expense shall forthwith issue and deliver to FSC Corp. a new warrant of like tenor, in the name of FSC Corp., which shall be exercisable for such number of Warrant Shares represented by this Warrant which have not been purchased upon such exercise.

          3.2  NET ISSUANCE.

               3.2.1 RIGHT TO CONVERT. In addition to and without limiting the rights of FSC Corp. under the terms of this Warrant, FSC Corp. shall have the right to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Series D Preferred Stock as provided in this Section 3.2 at any time or from time to time prior to the Expiration Date.

Upon exercise of the Conversion Right with respect to a particular number of shares subject to the Warrant (the "Converted Warrant Shares"), the Company shall deliver to FSC Corp. (without payment by FSC Corp. of any exercise price or any cash or other consideration) that number of shares of fully paid and nonassessable Series D Preferred Stock computed using the following formula:

                    X = Y (A - B)
                          -------
                             A

     Where:    X   =     the number of shares of Series D Preferred Stock to
                         be delivered to FSC Corp.

                Y   =     the number of Converted Warrant Shares

                A   =     the per share fair market value of the Series D
                          Preferred Stock on the Conversion Date (as defined below)

                B   =     the Exercise Price of the Warrant (as adjusted to
                          the Conversion Date)

The Conversion Right may only be exercised with respect to a whole number of shares subject to the Warrant. No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to FSC Corp. an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as defined below). Shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of the Warrant.

               3.2.2 METHOD OF EXERCISE. The Conversion Right may be exercised by FSC Corp. by the surrender of the Warrant at the principal office of the Company together with a written statement specifying that FSC Corp. thereby intends to exercise the Conversion Right and indicating the total number of shares under the Warrant that FSC Corp. is exercising through the Conversion Right. Such conversion shall be effective upon receipt by the Company of the Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"). Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to the Warrant, shall be issued as of the Conversion Date and shall be delivered to FSC Corp. promptly following the Conversion Date.

               3.2.3 DETERMINATION OF FAIR MARKET VALUE. For purposes of this Section 3.2, fair market value of a share of Series D Preferred Stock on the Conversion Date shall mean:

          (i) If the Conversion Right is exercised in connection with the Company's initial public offering pursuant to a registration statement (a "Public Offering"), and if the Company's Registration Statement relating to such Public Offering has been declared effective by the Securities and Exchange Commission, the initial "Price to Public" specified in the final prospectus with respect to such offering times the number of shares of Common Stock into which each Converted Warrant Share is then convertible.

          (ii) If the Conversion Right is exercised in connection with an Acquisition, the effective per share consideration to be received in an Acquisition by holders of the Common Stock, which price shall be as specified in the agreement entered into with respect to such Acquisition and determined assuming receipt of the aggregate exercise price of all outstanding warrants to purchase equity securities of the Company (the "Outstanding Warrants"), or if no such price is set forth in the agreement concerning the Acquisition, than as determined in good faith by the Company's Board of Directors upon a review of relevant factors, including the aggregate exercise price of all Outstanding Warrants.

          (iii) If the Conversion Right is not exercised in connection with an Acquisition or in connection with and contingent upon a Public Offering, then as follows:

                (A) If such type of security is traded on a securities exchange, the fair market value shall be deemed to be the average of the closing prices of such type of security on such exchange over the 30-day period ending five business days prior to the Conversion Date;

                (B) If such type of security is traded over-the-counter, the fair market value shall be deemed to be the average of the closing bid prices of such type of security over the 30-day period ending five business days prior to the Conversion Date; and

                (C) If there is no public market for such type of security, then fair market value shall be determined by mutual agreement of FSC Corp. and the Company, and if FSC Corp. and the Company are unable to so agree, by an investment banker of national reputation selected by the Company and reasonably acceptable to FSC Corp.. All fees and expenses for such investment banker shall be paid for by FSC Corp..

          3.3 WHEN EXERCISE EFFECTIVE. The exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant and any other items necessary for the effective exercise of this Warrant are surrendered to the Company as provided in this Section 3, and at such time the person in whose name any certificate for shares of Series D Preferred Stock are issuable upon such exercise, as provided in Section 3.3, shall be deemed to be the record holder of such Series D Preferred Stock for all purposes.

          3.4 DELIVERY ON EXERCISE. As soon as practicable after the exercise of this Warrant in full or in part, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to FSC Corp., or as FSC Corp. may direct, a certificate or certificates for the number of fully paid and nonassessable full shares of Series D Preferred Stock to which FSC Corp. shall be entitled on such exercise.

          4. ADJUSTMENTS TO SERIES D PREFERRED STOCK AND EXERCISE PRICE. The number of shares of Series D Preferred Stock (or any shares of stock or other securities which may be) issuable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

          4.1 SPLITS AND SUBDIVISIONS. In the event the Company should at any time or from time to time fix a record date for the effectuation of a split or subdivision of the outstanding shares of Series D Preferred Stock or the determination of the holders of Series D Preferred Stock entitled to receive a dividend or other distribution payable in additional shares of Series D Preferred Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Series D Preferred Stock ("SERIES D PREFERRED STOCK EQUIVALENTS") without payment of any consideration by such holder for the additional shares of Series D Preferred Stock or Series D Preferred Stock Equivalents (including the additional shares of Series D Preferred Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such split, subdivision, dividend or other distribution if no record date is fixed), the Exercise Price shall be appropriately decreased and the number of shares of Series D Preferred Stock issuable upon exercise of this Warrant shall be appropriately increased in proportion to such increase in outstanding shares of Series D Preferred Stock.

          4.2 COMBINATION OF SHARES. If the number of shares of Series D Preferred Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Series D Preferred Stock, the Exercise Price shall be appropriately increased and the number of shares of Series D Preferred Stock issuable upon exercise of this Warrant shall be appropriately decreased in proportion to such decrease in outstanding shares of Series D Preferred Stock.

          4.3 ADJUSTMENTS FOR OTHER DISTRIBUTIONS. In the event the Company shall declare a distribution payable to the holders of Series D Preferred Stock in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights not referred to in Section 4.1, then, in each such case for the purpose of this
Section 4.3, upon exercise of this Warrant FSC Corp. shall be entitled to a proportionate share of any such distribution as though FSC Corp. was the holder of the number of shares of Series D Preferred Stock of the Company issuable upon exercise of this Warrant as of the record date fixed for the determination of the holders of Series D Preferred Stock entitled to receive such distribution.

          4.4 RECLASSIFICATION OR REORGANIZATION. If the Series D Preferred Stock (or any shares of stock or other securities which may be) issuable upon exercise of this Warrant shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for in Sections 4.1, 4.2 or 4.3 above, or an acquisition of all or substantially all of the Company's outstanding stock or assets by an unrelated entity, by merger or otherwise, prior to which this Warrant shall cease to be exercisable as provided above), then and in each such event FSC Corp. shall be entitled to receive upon the exercise of this Warrant the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, to which a holder of the number of shares of Series D Preferred Stock (or any shares of stock or other securities which may be) issuable upon exercise of this Warrant would have received if this Warrant had been exercised immediately prior to such reorganization, reclassification or other change.

          4.5 NOTICE OF ADJUSTMENTS AND RECORD DATES. The Company shall promptly notify FSC Corp. in writing of each adjustment or readjustment of the Exercise Price and the number of shares of Series D Preferred Stock (or any shares of stock or other securities which may be) issuable upon exercise of this Warrant. Such notice shall state the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.
In the event of any taking by the Company of a record of (a) the holders of Series D Preferred Stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (b) the holders of the Company's outstanding capital stock for the purpose of approving any acquisition of all or substantially all of the Company's outstanding stock or assets by an unrelated entity, by merger or otherwise, the Company shall notify FSC Corp. in writing of such record date at least twenty (20) days prior to such record date.

          4.6 NO IMPAIRMENT. The Company will not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant.

5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants that:

          5.1 STOCK TO BE RESERVED. The Company will at all times reserve and keep available out of its authorized Series D Preferred Stock and Common Stock, solely for the purpose of issuance upon the exercise of this Warrant as herein provided, such number of shares of Series D Preferred Stock as shall then be issuable upon the exercise of this Warrant and such number of shares of Common Stock as shall be issuable upon conversion of such Series D Preferred Stock.
The Company shall from time to time in accordance with applicable law increase the authorized amount of its Series D Preferred Stock and/or Common Stock if at any time the number of shares of Series D Preferred Stock and/or Common Stock remaining unissued and available for issuance shall not be sufficient to permit exercise of this Warrant and the conversion of such shares of Series D Preferred Stock to Common Stock. The Company covenants that, upon issuance in accordance with the terms of this Warrant, all shares of Series D Preferred Stock which shall be so issued and any Common Stock issued upon the conversion of such Series D Preferred Stock, shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Company will take all such action as may be necessary to assure that all such shares of Series D Preferred Stock and Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which shares of capital stock of the Company may be listed.

          5.2 ISSUE TAX. The issuance of certificates for shares of Series D Preferred Stock upon exercise of this Warrant shall be made without charge to FSC Corp. for any issue tax in respect thereof provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of FSC Corp. of this Warrant.

          5.3 CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of the shares of Series D Preferred Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

6. REPRESENTATIONS AND WARRANTIES OF FSC CORP. FSC Corp. hereby represents and warrants that:

6.1 AUTHORIZATION. FSC Corp. represents that it has full power and authority to enter into this Warrant and that this Warrant constitutes a valid and legally binding obligation of FSC Corp..

6.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Warrant is issued and sold to FSC Corp. in reliance upon FSC Corp.'s representation to the Company, which by FSC Corp.'s execution of this Warrant FSC Corp. hereby confirms, that this Warrant, the Series D Preferred Stock issuable upon exercise hereof and the Common Stock issuable upon conversion of such Series D Preferred Stock (collectively, the "Securities") will be acquired for investment for FSC Corp.'s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that FSC Corp. has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Warrant, FSC Corp. further represents that FSC Corp. does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

6.3 RELIANCE UPON FSC CORP.'S REPRESENTATIONS. FSC Corp. understands that this Warrant is not, and any Series D Preferred Stock acquired upon the exercise hereof and any Common Stock acquired upon the conversion of any such Series D Preferred Stock at time of issuance may not be, registered under the Securities Act on the ground that the sale provided for in this Warrant and the issuance of the Series D Preferred Stock hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof or Regulation D promulgated by the Securities and Exchange Commission under the Securities Act, and that the Company's reliance on such exemption is predicated on FSC Corp.'s representations set forth herein. FSC Corp. realizes that the basis for the exemption may not be present if, notwithstanding such representations, FSC Corp. has in mind merely acquiring any of the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. FSC Corp. has no such intention.

6.4 RECEIPT OF INFORMATION. FSC Corp. believes it has received all the information it considers necessary or appropriate for deciding whether to purchase this Warrant. FSC Corp. further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and the business, properties, prospects and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access.

6.5 INVESTMENT EXPERIENCE. FSC Corp. represents that it is experienced in evaluating and investing in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in this Warrant. FSC Corp. also represents it has not been organized for the purpose of acquiring this Warrant.

6.6 RESTRICTED SECURITIES. FSC Corp. understands that this Warrant and the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations this Warrant and the Securities may be resold without registration under the Securities Act only in certain limited circumstances. FSC Corp. has no need for liquidity of its investment in this Warrant or the Securities. In this connection, FSC Corp. represents that it is familiar with Securities and Exchange Commission Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

6.7 LEGENDS. To the extent applicable, any certificates for the shares of Series D Preferred Stock issued upon exercise of this Warrant and the shares of Common Stock issued upon conversion of such Series D Preferred Stock shall be endorsed with the legends set forth below, and FSC Corp. covenants that, except to the extent such restrictions are waived by the Company, FSC Corp. shall not dispose of any interest in any of the shares of Series D Preferred Stock issued upon exercise of this Warrant or the shares of Common Stock issued upon conversion of such Series D Preferred Stock without complying with the restrictions on transfer described in the legends endorsed on such certificates:

                6.7.1 THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                6.7.2 Any legend required by (i) any other agreement with the Company to which FSC Corp. is a party or (ii) the securities laws of any state or other governmental or regulatory agency having authority over the issuance of the shares of Series D Preferred Stock issued upon exercise of this Warrant or the shares of Common Stock issued upon conversion of such Series D Preferred Stock.

          7. REPLACEMENT OF WARRANT. On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver to FSC Corp., in lieu thereof, a new Warrant of like tenor.

          8. NO RIGHTS OR LIABILITY AS A STOCKHOLDER. This Warrant does not entitle FSC Corp. hereof to any voting rights or other rights as a stockholder of the Company. No provisions hereof, in the absence of affirmative action by FSC Corp. to purchase the Series D Preferred Stock of the Company, and no enumeration herein of the rights or privileges of FSC Corp., shall give rise to any liability of FSC Corp. as a stockholder of the Company.

     9.   MISCELLANEOUS.

          9.1 TRANSFER OF WARRANT. This Warrant shall not be transferable or assignable in any manner and no interest shall be pledged or otherwise encumbered by FSC Corp. without the express written consent of the Company, which may be given or withheld by the Company in its sole discretion, and any such attempted disposition of this Warrant or any portion hereof shall be of no force or effect.

          9.2 TITLES AND SUBTITLES. The titles and subtitles used in this Warrant are for convenience only and are not to be considered in construing or interpreting this Warrant.

9.3 NOTICES. Any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given to the party to be notified upon personal delivery by hand or professional courier service, upon delivery by facsimile transmission or five (5) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other party.

          9.4 ATTORNEYS' FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

          9.5 AMENDMENTS AND WAIVERS. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and FSC Corp..

          9.6 SEVERABILITY. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          9.7 GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of California, without giving effect to its conflicts of laws principles.

          9.8 ENTIRE AGREEMENT. This Warrant contains the entire agreement between the Company and FSC Corp. with regard to the subject matter hereof, and supersedes all prior agreements and understandings, whether written or oral, with regard to the subject matter hereof.


               [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          9.9 COUNTERPARTS. This Warrant may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Date:  May 11, 1998                Rubio's Restaurants, Inc.,
                                   a Delaware corporation

                                   By:  /s/
                                        -----------------------------

                                   Its:
                                         ----------------------------

                         Address:  5151 Shoreham Place, Suite 260
                                   San Diego, CA 92122
                                   Fax No.:  (619) 452-0181


ACKNOWLEDGED AND AGREED:

FSC Corp., a Massachusetts
securities holding corporation


By:  _____________________________

Its: _____________________________

Address: _________________________
         _________________________
         Fax No.: ________________

                                    EXHIBIT A

                                FORM OF SUBSCRIPTION

                     (To be signed only on exercise of Warrant)

To:  Rubio's Restaurants, Inc.


          FSC Corp. hereby (a) irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, _____________________________* shares of Series D Preferred Stock of Rubio's Restaurants, Inc., and herewith makes payment of $___________ therefor, (b) requests that the certificates for such shares be issued in the name of, and delivered to ________________________________, whose address is _____________
________________________________________________________, and (c) reaffirms that all of the representations and warranties of FSC Corp. contained in Section 6 of the Warrant are true and correct as of the date hereof.

Dated: _________________

                                   FSC Corp., a Massachusetts securities holding corporation

                                    By:  _______________________________

                                    Its: _______________________________

                                    Address: ___________________________
                                    ____________________________________
                                    Fax No.: ___________________________

--------------
* Insert here the number of shares as to which the Warrant is being exercised.

                                     A-1